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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

                                 AUGUST 7, 2001
                Date of Report (Date of earliest event reported)



                       KULICKE AND SOFFA INDUSTRIES, INC.
             (Exact name of registrant as specified in its charter)

                          Commission File No. 000-00121

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
               PENNSYLVANIA                                      23-1498399
(State or other jurisdiction of incorporation)                 (IRS Employer
                                                             Identification No.)
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
2101 BLAIR MILL ROAD, WILLOW GROVE, PENNSYLVANIA                    19090
   (Address of principal executive offices)                       (Zip Code)
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                                 (215) 784-6000
                         (Registrant's telephone number)
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ITEM 5.  OTHER EVENTS

         On August 7, 2001, Kulicke and Soffa Industries, Inc. announced its intention, subject to market and other conditions, to raise approximately $100 million (excluding proceeds of the over-allotment option, if any) through a private placement of convertible subordinated notes due 2006 to certain qualified institutional investors. A copy of the press release is filed as
Exhibit 99 and incorporated in this report by reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (c) Exhibits.

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Exhibit No.                                       Description
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
   99.1                                 Press Release dated August 7, 2001
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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                          KULICKE AND SOFFA INDUSTRIES, INC.



Date: August 9, 2001              By: /s/ CLIFFORD G. SPRAGUE
                                      ------------------------------------------
                                  Clifford G. Sprague
                                  Senior Vice President, Chief Financial Officer
                                  (Principal Financial Officer)





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                                  EXHIBIT INDEX

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
Exhibit No.                                           Description
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
   99.1                                     Press Release dated August 7, 2001
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